Exhibit 4.38

Confidential treatment has been requested for certain portions of this exhibit. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as “*****”. A complete version of this exhibit has been filed separately with the Commission pursuant to an application for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE N/A	PAGE OF PAGES
			1	2
2. AMENDMENT/MODIFICATION NO Three (3)	3. EFFECTIVE DATE [see Block 16C, below]	4. REQUISITION/PURCHASE REQ. NO.	PROJECT NO. (if applicable) N/A
6. ISSUED BY CODE National Institutes of Health National Institute of Allergy and Infectious Diseases DEA,Contract Management Branch Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612		7. ADMINISTERED BY (if other than Item 6) CODE MID2 – RCB		N/A

8. NAME AND ADDERSS OF CONTRACTOR (No., street, country, State and ZIP Code) Acambis, Inc. 38 Sidney Street Cambridge, Massachusetts 02139		(o)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. NO1-AI-30017
CODE	FACILITY CODE	10B. DATED (SEE ITEM 13) 13 February 2003
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must not acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;

or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) EIN 1900216035A1
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(☐)	A. THIS CHANGE ORDER IS ISSUED PURSAUNT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

X

B.        THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority) FAR 1.602-1; Limitation of Funds Clause and P.L. 108-447
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return __ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

PURPOSE:        To update the Project Officer and Alternate Project Officer designations.

TOTAL ALLOTTED TO DATE: $***** (unchanged)                            TOTAL CONTRACT VALUE: $***** (unchanged)

FUNDED THROUGH DATE: 13 February 2006 (unchanged)                             COMPLETION DATE: 13 February 2006 (unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Roger J. McAvoy Vice President, Contracts and Legal Affairs		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type of print) Ross Kelley Contract Officer, CMP, DEA, NIAID, NIH, DHHS
15B. CONTRACTOR/OFFEROR /s/ Roger J. McAvoy (Signature of person authorized to sign)	15C. DATE SIGNED 28Sept 2005	16B. UNITED STATES OF AMERICA BY /s/ Ross Kelly (Signature of Contracting Officer)		16C. DATE SIGNED 09/28/05
NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated		STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Contract No: NO1-AI-30017 Modification No: Three (3)	SPECIAL PROVISIONS	Page 2 of 2

ARTICLE G.1. PROJECT OFFICER is revised to read as follows:

The following Project Officer will represent the Government for the purpose of this contract:

Nancy Joie Watkins

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The following Alternate Project Officer will represent the Government for the purpose of this contract:

Ed Nuzum

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The remainder of this Article is unchanged.